UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 28, 2017
Xplore Technologies Corp.
 (Exact name of registrant as specified in its charter)
Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 RR 2222, Building II
Austin, Texas  78730
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(512) 336-7797
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2017, the Board of Directors of Xplore Technologies Corp. (the “Company”) appointed Mark Holleran as the Company’s Chief Executive Officer effective April 3, 2017.  Mr. Holleran also continues to serve as President of the Company.  Philip S. Sassower, the Company’s Chief Executive Officer since February 2006, will continue to serve the Company as Chairman of the Board of Directors.

Mr. Holleran has served as the Company’s President and Chief Operating Officer since February 2006.  Mr. Holleran served as the Company’s Vice President of Sales from April 2003 to February 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:                /s/Tom Wilkinson
Name: Tom Wilkinson
Title:   Chief Financial Officer

Dated: April 3, 2017